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                                                                    EXHIBIT 10.1

                           LOAN MODIFICATION AGREEMENT

This agreement, made as of October 1, 2004, by and between Madison/Route 20, LLC, and Ohio Limited Liability Company ("Lender") and American Stone Corporation, a Delaware Corporation, herein referred to as "Borrower".

                                    RECITALS:

   A. On or about October 13, 2003, in consideration of a loan in such amount ("Loan"), Borrower executed and delivered to Lender its certain Promissory
      Note in the original principal amount of Nine Hundred Thousand Dollars ($900,000.00) ("Note").

   B. On or about October 13, 2003, in order to secure repayment of the Note, Borrower executed and delivered to Lender and Open-End Mortgage and Security Agreement, (herein "Mortgage"), and an Assignment of Rents and Leases, (the "Assignment") with respect to those certain premises situated in the Townships of Amherst and Brownhelm, County of Lorain and State of Ohio ("Collateral Premises"); said Mortgage and said Assignment having been thereafter duly field for record with the office of the Lorain County Recorder on October 17, 2003 as Document Numbers 958695 #2012 and 958696 #2012 respectively. The Note, the Mortgage and the Assignment are hereinafter collectively referred to as the "Loan Documents".

   C. The present principal balance due and owing on the Note is the sum of Nine Hundred Thousand Dollars ($900,000.00) in addition to which interest is due and owing thereon form and after September 30, 2004.

   D. Notwithstanding that the Maturity Date of the Loan is October 13, 2004, Lender has agreed to modify the provisions of the Loan Documents for repayment of the principal and interest due and owing on the Loan, and to extend the Maturity Date thereof, all as is more fully set forth hereinbelow.

      Now therefore, in consideration of the mutual covenants herein, and of other good and valuable consideration not recited in this Agreement, the receipt of which is hereby acknowledged, the Borrower covenants, promises, and agrees to pay to the Lender, its successors and assigns, the amounts owed to Lender under the above-mentioned Loan, and to comply with the terms of such documents as hereinafter set forth:

      1. Incorporation of Recitals:

         The recitals hereinabove set forth are hereby confirmed, ratified and incorporated herein.

      2. Modified Provisions for Repayment of Principal and Interest and Maturity Date:

         Commencing on October 1, 2004 the indebtedness evidenced by the Loan Documents shall bear interest at a rate equal to three percent (3%) per annum in excess of the "Prime Rate" of interest as announced, adjusted and published from time to time by National City Bank of Cleveland, Ohio it being understood and agreed that any change or adjustment in said Prime Rate shall result in an immediate and corresponding adjustment to the interest rate payable by Borrower to Lender.

                                  Exhibit 10.1
                                   Page 1 of 3

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         Principal interest shall be due and payable as follows: commencing on
         November 1, 2004, and continuing on the first day of each month thereafter, Borrower shall pay to Lender interest only in arrears; provided that the entire balance of principal and interest due from Borrower to Lender shall, if not sooner paid, be due and payable on October 13, 2005, which is hereafter the "Maturity Date".

      3. Additional Payments by Borrower to Lender

         In consideration of the agreements of Lender herein, Borrower shall pay to Lender promptly upon demand and in any event prior to October 13, 2004 the following sums, to-wit: (i) a Loan Extension Fee in the amount of Three Thousand Dollars ($3,000.00); (ii) costs incurred by Lender's counsel in connection with the preparation hereof in an amount not to exceed Seven Hundred Fifty Dollars ($750.00); and (iii) costs incurred by Lender in connection with the filing hereof with the office of the Recorder of Lorain County, Ohio.

      4. Borrower's Right to Further Extend Maturity Date

         Lender agrees the Borrower may, be written notice to Lender given not earlier than August 13, 2005 nor later than September 13, 2005, propose to further extend the Maturity Date to October 13, 2006. In the event that Borrower timely proposes such further extension of the Maturity Date, Lender agrees to extend the Maturity Date to October 13, 2006, subject to Lender's receipt, review, and approval of Borrower's financial statements for the preceding 24 months, such approval not to be unreasonably withheld. In the event of such further extension of the Maturity Date, the interest rate and payment terms provided for hereinabove shall be applicable, and the parties shall execute, deliver and exchange a further loan modification agreement substantially in the form hereof. In such event, Borrower shall pay to Lender and additional loan modification fee in the sum of Three Thousand Dollars ($3,000.00) as well as the cost of preparation and recordation of the further Loan Modification Agreement.

      5. Modification and Ratification

         Upon execution hereof, the Loan Documents shall be deemed modified and amended as herein provided, except as so modified and amended, the terms and provisions of the Loan Documents are ratified, confirmed and approved by the parties.

         The undersigned hereby authorizes any attorney-at-law to appear in any court of record in the State of Ohio, after the above obligation becomes due as aforesaid, and waive the issuing and service of process and confess judgment against the undersigned in favor of the holder hereof for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal.

      6. Warning

         Warning - By signing this paper you give up your right to notice and court trail. If you do not pay on time a court judgment may be taken against you without your prior knowledge and the powers of a court can be used to collect from you regardless of any claims you may have against the creditor whether for returned goods, faulty goods, failure on his part to comply with the agreement, or any other cause.

         In testimony whereof, Lender and Borrower have hereunto affixed their signatures as of the date and year first above written

                                  Exhibit 10.1
                                   Page 2 of 3

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Lender:                                 Borrower:
Madison/Route 20, LLC                   American Stone Corporation

By:                                     By: /s/ Russell H. Ciphers, Sr.
    _______________________________         _________________________________
    Steven A. Calabrese, Member             Russell H. Ciphers, Sr., President

By:
    _______________________________
    Richard M. Osborne, Member

STATE OF OHIO                         )
                                      ) SS.
COUNTY OF LORAIN                      )

      Before me, a Notary Public in and for said County and State, personally appeared the above named American Stone Corporation by Russell Ciphers, its President who acknowledge that he did sign the foregoing instrument and that the same is his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

      In testimony whereof, I have hereunto affixed my signature and official seal at Amherst, Ohio the 13th day of October, 2004.

                                           /s/ Pamela A. Compton
                                           -------------------------------------
                                           Notary Public

STATE OF OHIO                         )
                                      ) SS.
COUNTY OF _____________               )

      Before me, a Notary Public in and for said County and State, personally appeared the above named Madison/Route 20, LLC by Steven A. Calabrese and by Richard M. Osborne, its Members who acknowledged that they did sign the foregoing instrument and that the same is their free and voluntary act and deed and the free voluntary act and deed of said limited liability company.

      In testimony whereof, I have hereunto affixed my signature and official seal at ____________, Ohio the ___________ day of _____________, 2004.

                                  Exhibit 10.1
                                   Page 3 of 3